UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2014 (March 22, 2014)

American Realty Capital Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54688	27-3306391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Nicholas S. Schorsch as Executive Chairman of the Board

On March 22, 2014, Nicholas S. Schorsch resigned from his role as chief executive officer of American Realty Capital Healthcare Trust, Inc. (the “Company”), effective as of that same date. Simultaneously with Mr. Schorsch’s resignation from his role as chief executive officer, the Company’s board of directors appointed Mr. Schorsch to serve as executive chairman of the board.

Nicholas S. Schorsch, 53, previously served as the chief executive officer of the Company, the Company’s advisor and the Company’s property manager from their formation in August 2010 until March 2014. Mr. Schorsch served as chairman of the board of directors of American Realty Capital Trust, Inc. (“ARCT”) until January 2013 when it completed its merger with Realty Income Corporation and, until March 2012, the chief executive officer, of ARCT, the ARCT advisor and the ARCT property manager since their formation in August 2007. Mr. Schorsch has served as chairman and the chief executive officer of American Realty Capital New York Recovery REIT, Inc. (“NYRR”), the NYRR property manager and the NYRR advisor since their formation in October 2009. Mr. Schorsch has served as the chief executive officer of the advisor of Phillips Edison — ARC Shopping Center REIT, Inc. since its formation in December 2009. Mr. Schorsch has been the chairman and the chief executive officer of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Schorsch has been the executive chairman of the board of American Realty Capital Healthcare Trust II, Inc. (“ARC HT II”), the ARC HT advisor and the ARC HT property manager since March 2014, and previously served as chairman of the board of ARC HT II from its formation in October 2012 until March 2014. Mr. Schorsch has been chairman and the chief executive officer of Business Development Corporation of America since its formation in May 2010. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”), the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Schorsch also has been the chairman and chief executive officer of American Realty Capital Properties, Inc. (“ARCP”) and the ARCP manager since their formation December 2010 and November 2010, respectively. Mr. Schorsch has been chairman and chief executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Global Trust, Inc. (“ARC Global”), the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. He also served as the chief executive officer of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV Advisor and the ARCT IV property manager since their formation in February 2012 until the closing of the merger of ARCT IV with ARCP in January 2014. February 2012. Mr. Schorsch has served as chairman of the board of directors of ARC Realty Finance Trust, Inc. (“ARC RFT”) since its formation in November 2012 and as chief executive officer of ARC RFT and the ARC RFT advisor since November 2012. From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust (“AFRT”) from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group (“AFRG”) and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University.

Appointment of Thomas P. D’Arcy as Chief Executive Officer to Replace Nicholas S. Schorsch

On March 22, 2014, also simultaneously with Mr. Schorsch’s resignation from his role as chief executive officer of the Company, the Company’s board of directors appointed Thomas P. D’Arcy to serve as the Company’s chief executive officer. There are no related party transactions involving Mr. D’Arcy that are reportable under Item 404(a) of Regulation S-K.

Thomas P. D’Arcy, 54, has served as the chief executive officer of the Company’s advisor since April 2012. Mr. D’Arcy has also served as chief executive officer of ARC HT II, ARC HCT II’s advisor and ARC HCT II’s property manager since their formation in October 2012. Mr. D’Arcy has over 28 years of commercial real estate experience. Mr. D’Arcy has served as the chairman of the board of directors of Inland Real Estate Corporation (“Inland”), since April 2008 and as an independent director of Inland since 2005. Prior to joining the Company’s advisor, Mr. D’Arcy served as president and chief executive officer for Grubb & Ellis Company (“Grubb & Ellis”), since November 2009. He was also a member of its board of directors. Prior to Grubb & Ellis, he was a principal of Bayside Realty Partners, a private real estate company focused on acquiring, renovating and developing land and income-producing real estate from 2004 to 2009. From 2001 to 2003, he served as president and chief executive officer of Equity Investment Group, a private real estate investment trust, and as chairman and chief executive officer of Bradley Real Estate, Inc., a NYSE-listed REIT, from 1989 to 2000. Mr. D’Arcy is a graduate of Bates College.

Appointment of Edward F. Lange Jr. as Chief Financial Officer and Chief Operating Officer to Replace Nicholas Radesca and Edward M. Weil, Jr.

On March 22, 2014, Nicholas Radesca resigned from his role as interim chief financial officer of the Company and Edward M. Weil, Jr. resigned from his role as chief operating officer of the Company, each effective as of that same date. Neither Mr. Radesca nor Mr. Weil resigned pursuant to any disagreement with the Company and Mr. Weil will continue to be an officer of the Company in his capacities as president and secretary. Simultaneously with Mr. Radesca’s and Mr. Weil’s resignations, the Company’s board of directors appointed Edward F. Lange Jr. to serve as the Company’s chief financial officer and chief operating officer. There are no related party transactions involving Mr. Lange that are reportable under Item 404(a) of Regulation S-K.

Edward F. Lange, Jr., 54, has served as chief financial officer and chief operating officer of the Company’s advisor and property manager since February 2014. Mr. Lange has also served as chief financial officer and chief operating officer of ARC HCT II since March 2014 and as chief financial officer and chief operating officer of ARC HT II’s advisor and property manager since February 2014. Mr. Lange has 30 years of executive leadership experience in the real estate finance, residential and healthcare industries. Mr. Lange most recently served as the chief executive officer at HRC Investors Corp. during 2013. Prior to HRC, Mr. Lange served as chief financial officer and director of Americold Realty Trust from June 2011 until May 2012. Mr. Lange served as the chief financial officer, chief operating officer and director at BRE Properties, Inc., (“BRE”) a New York Stock Exchange traded real estate investment trust (“REIT”), from July 2000 until July 2010. At BRE, he was responsible for the operational leadership of BRE, including community operations, all accounting and finance functions, human resources, information technology and other corporate services. Prior to this, from March 1996 until June 2000, he was the chief financial officer at Health Care REIT, Inc. (“HCN”), a New York Stock Exchange traded REIT. Prior to joining HCN, Mr. Lange served as senior vice president of finance of The Mediplex Group Inc., a publicly-owned operator and developer of skilled nursing facilities and rehabilitation hospitals, and affiliated companies from 1992 to 1996. He started his career in investment banking with The Advest Group Inc., from 1984 until 1992. Mr. Lange serves as a member of the Advisory Board of Anyone Home, Inc. Mr. Lange served as an independent director of STAG Industrial, Inc. (“STAG”), a New York Stock Exchange traded REIT, from April 2011 to May 2012. He served as an independent director of American Assets Trust, Inc. (“AAT”), a New York Stock Exchange traded REIT, from December 2010 until July 2011. He holds a Master of Business Administration degree from the University of Connecticut and Bachelor of Science degree in Urban Planning from the University of Massachusetts.

Resignation of Peter M. Budko as Executive Vice President

On March 22, 2014, Peter M. Budko resigned from his role as Executive Vice President of the Company, effective as of the same date. Mr. Budko did not resign pursuant to any disagreement with the Company.

Item 8.01. Other Events.

On March 27, 2014, the Company issued a press release announcing the appointment of Thomas P. D’Arcy as chief executive officer and the appointment of Edward F. Lange Jr. as chief financial officer and chief operating officer.

A copy of the press release announcing the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC.

Date: March 27, 2014	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer